                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant                       [ ]

Filed by a party other than the Registrant    [X]

Check the appropriate box:

       [X]    Preliminary Proxy Statement

       [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

       [ ]    Definitive Proxy Statement

       [ ]    Definitive Additional Materials

       [ ]    Soliciting Material Pursuant to Section 240.14a-12


                             THE R.O.C. TAIWAN FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In its Charter)


                             LAXEY PARTNERS LIMITED
                         THE VALUE CATALYST FUND LIMITED
                             LAXEY INVESTORS LIMITED
                                LP VALUE LIMITED
                           LAXEY UNIVERSAL VALUE L.P.
                              LAXEY INVESTORS, L.P.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

       [X]    No fee required.

       [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

              (1) Title of each class of securities to which transaction applies:

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              (2)    Aggregate number of securities to which transaction
                     applies:

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              (3)    Per unit price or other underlying value of transaction
                     computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

              (4)    Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

              (5)    Total fee paid:

--------------------------------------------------------------------------------

       [ ]    Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

--------------------------------------------------------------------------------

              (1)    Amount Previously Paid:

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              (2)    Form, Schedule or Registration Statement No.:

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              (3)    Filing Party:

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              (4)    Date Filed:

                               ------------------
                               LAXEY PARTNERS LTD
                               ------------------

         Stanley House o 7-9 Market Hill o Douglas o Isle of Man IM1 2BF
                       Tel. 01624 690900 Fax. 01624 690901


        PLEASE SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD TODAY!

Dear Fellow Shareholder of The R.O.C. Taiwan Fund (the "Trust"):

         Laxey Partners Limited, an Isle of Man company, is seeking your support, at the Trust's 2003 Annual Meeting of Shareholders (the "Annual Meeting"), to vote

         o TO WITHHOLD AUTHORITY for the election of each of the Trust's nominees to the Board of Trustees (the "Board"),

         o FOR the proposal to convert the Trust from a closed-end investment company to an open-end investment company and certain related matters, and

         o FOR Laxey's proposal to terminate the Investment Advisory Contract among the Trust, International Investment Trust Company Limited (the "Adviser") and the Central Trust of China (the "Investment Advisory Contract"). Laxey's proposal is not included in the Trust's proxy statement.

         Laxey Partners Limited is the manager of The Value Catalyst Fund Limited, a Cayman Islands company ("Catalyst"), Laxey Investors Limited, a British Virgin Islands company ("LIL"), LP Value Limited, a British Virgin Islands company ("LPV"), Laxey Universal Value L.P., a Delaware limited partnership ("LUV") and Laxey Investors, L.P., a Delaware limited partnership ("LILP" and, collectively with Laxey Partners Limited, Catalyst, LIL, LPV and LUV, "Laxey"). Laxey believes that it is the second largest beneficial owner of shares of Common Stock (the "Shares") of the Trust. As of the date of this letter, Laxey beneficially owns approximately 12.3% of the outstanding Shares.

                   THE BOARD AND THE ADVISER SHOULD NOT ESCAPE
                  ACCOUNTABILITY TO THE SHAREHOLDERS FOR THEIR
                      FAILURE TO MAXIMIZE SHAREHOLDER VALUE

         Laxey believes that neither the Board nor the Adviser has maximized the value of the Shares or has proposed any meaningful actions to reduce the significant discounts to net asset value ("NAV") at which the Shares have traded for many years. In fact, for seven of the past eight years (during all of which time the Trust was managed by the Adviser) the average discount from NAV at which the Shares trade has been greater than 10%. Although the discount has recently narrowed, this did not occur until Laxey's intention to submit a proposal was made public. In the event that Laxey's proposal is not adopted, the shareholders of the Trust (the "Shareholders") should be aware that it is possible that the discounts to NAV will return to their historical double-digit levels shortly after the Annual Meeting.

         Rather than actively taking steps to reduce the discounts permanently, the Board instead has sought to protect the status quo and to protect the Adviser from having its performance judged by the Shareholders. The Board has not asked the Shareholders to vote on the Investment Advisory Contract since 1996 and has implored Shareholders to vote against the conversion of the Trust to an open-end investment company on seven occasions from 1995 to 2002.

         Moreover, since January, 2003 the Trust even has sought to deprive the Shareholders of the opportunity to vote on Laxey's proposal to terminate the Investment Advisory Contract. In an unsuccessful effort to persuade the U.S. Securities and Exchange Commission (the "Commission") to permit the Trust to exclude Laxey's proposal from consideration at the Annual Meeting, the Trust advised the Commission that the Board did not believe it was in the Shareholders' best interests for them to be allowed to vote on the Investment Advisory Contracts. Although it did attempt to block the Shareholders from reviewing the Adviser's performance, the Board has failed to offer Shareholders any concrete proposals, such as an interval fund structure, to maximize Shareholder value and liquidity. In addition, neither the Board nor the Adviser has initiated discussions or other dialogue with Laxey as a major Shareholder seeking any input whatsoever on the Trust's investment strategies or policies.

         The Board and the Adviser have failed to maximize Shareholder value, and it is time for the Shareholders to replace the Adviser and send a strong message to the Board that its continuation in office should be evaluated in light of its failure to offer Shareholders any way to maximize Shareholder value. If the Shareholders wish the opportunity to permanently reduce the discount from NAV for their Shares, rather than continue to suffer the Trust's historical levels of discount from NAV, then Laxey urges the Shareholders to support Laxey and vote TO WITHHOLD AUTHORITY for the election of each of the Trust's nominees, FOR the proposal to convert the Trust from a closed-end investment company to an open-end investment company and FOR Laxey's proposal to terminate the Investment Advisory Contract.

         PLEASE SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE THAT HAS BEEN PROVIDED. You should not return any proxy card sent to you by the Trust if you wish to vote TO WITHHOLD AUTHORITY for the election of each of the Trust's nominees, FOR the proposal to convert the Trust from a closed-end investment company to an open-end investment company and FOR Laxey's proposal to terminate the Investment Advisory Contract.

         If you have already returned the proxy card sent to you by the Trust, you have the right to REVOKE that proxy by signing, dating and mailing a later-dated GOLD proxy card in the envelope provided. The Trust's proposals are included on Laxey's GOLD proxy card. A GOLD proxy card that is returned to Laxey will be voted as you indicate on it. If a GOLD proxy card is returned without a vote indicated thereon, the Shares represented thereby will be voted TO WITHHOLD AUTHORITY for the election of each of the Trust's nominees, FOR the proposal to convert the Trust from a closed-end investment company to an open-end investment company and FOR Laxey's proposal to terminate the Investment Advisory Contract. In addition, a GOLD proxy card will be voted in the proxy holders' discretion with respect to such other matters as may properly come before the meeting. If you have any questions, please contact Morrow & Co., Inc., who is assisting with this solicitation, toll free at 800-607-0088.

         The Annual Meeting is scheduled for June 24, 2003 and it is important that you send in your GOLD proxy card immediately.

         Thank you for your cooperation in helping to cause the Trust to maximize value on behalf of all of the Shareholders.

                                    Sincerely yours,



                                    Andrew Pegge
                                    Director
                                    Laxey Partners Limited

                             LAXEY PARTNERS LIMITED

                                 PROXY STATEMENT
                              IN OPPOSITION TO THE
                              BOARD OF TRUSTEES OF
                             THE R.O.C. TAIWAN FUND

              -----------------------------------------------------

                       2003 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                             THE R.O.C. TAIWAN FUND

              -----------------------------------------------------

            PLEASE SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD

         This proxy statement and the enclosed GOLD proxy card are being furnished to shareholders (the "Shareholders") of The R.O.C. Taiwan Fund, a Massachusetts business trust (the "Trust"), by Laxey Partners Limited, an Isle of Man company, on behalf of itself and five of its managed companies, The Value Catalyst Fund Limited, a Cayman Islands company ("Catalyst"), Laxey Investors Limited, a British Virgin Islands company ("LIL"), LP Value Limited, a British Virgin Islands company (LPV"), Laxey Universal Value L.P., a Delaware limited partnership ("LUV") and Laxey Investors, L.P., a Delaware limited partnership ("LILP" and, collectively with Laxey Partners Limited, Catalyst, LIL, LPV and LUV, "Laxey"), in connection with the solicitation of proxies from Shareholders to be used at the 2003 Annual Meeting of Shareholders (the "Annual Meeting"), including any adjournments or postponements thereof and any special meeting which may be called in lieu thereof, to vote

         o TO WITHHOLD AUTHORITY for the election of each of the Nominees (as defined herein) to the Board of Trustees (the "Board"),

         o FOR the proposal to convert the Trust from a closed-end investment company to an open-end investment company, and

         o FOR Laxey's proposal to terminate the Investment Advisory Contract among the Trust, International Investment Trust Company Limited and the Central Trust of China (the "Investment Advisory Contract"), at the Annual Meeting. Laxey's proposal is not included in the Trust's proxy statement. See Schedule I "Information About Participants" for further information regarding the participants in this solicitation.

         The Trust's principal executive office is located at 167 Fu Hsing North Road, 17th Floor, Taipei, Taiwan Republic of China. This proxy statement and the enclosed GOLD proxy card are first being furnished to the Shareholders on or about May ___, 2003.

         The Trust has established a record date of May 5, 2003 (the "Record Date") for determining Shareholders entitled to notice of and to vote at the Annual Meeting and June 24,

2003 as the date of the Annual Meeting. The Annual Meeting will be held at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 24th Floor, 1285 Avenue of the Americas, New York, New York on Tuesday, June 24, 2003 at 9:30 a.m., New York City time. Each Shareholder of record at the close of business on the Record Date will be entitled to one vote at the Annual Meeting for each Share (as defined below) held by such Shareholder on the Record Date. Laxey beneficially owns an aggregate of 4,010,000 shares of Common Stock (each, a "Share" and collectively, the "Shares") of the Trust, which represents approximately 12.3% of the Shares outstanding (based on the most recent Share information publicly disclosed by the Trust). Laxey and all of the participants intend to vote all of their Shares at the Annual Meeting TO WITHHOLD AUTHORITY for the election of each of the Nominees, FOR the proposal to convert the Trust from a closed-end investment company to an open-end investment company and FOR Laxey's proposal to terminate the Investment Advisory Contract.

         THIS SOLICITATION IS BEING MADE BY LAXEY AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE TRUST.

         Laxey is soliciting proxies to vote:

o TO WITHHOLD AUTHORITY for the election of each of the Nominees to the Board because it believes that such a vote will send the Board a strong message that its actions to date have been ineffectual at best in maximizing Shareholder value, and that its continuation in office should be evaluated in light of its failure to offer Shareholders any way to maximize Shareholder value;

o FOR the proposal to convert the Trust from a closed-end investment company to an open-end investment company because Laxey believes that such a vote would send a clear message to the Board that the Shareholders desire the adoption of a mechanism to provide true Shareholder value and liquidity; and

o FOR Laxey's proposal to terminate the Investment Advisory Contract because Laxey believes that the Adviser has been unable to reduce the discount from net asset value ("NAV") at which the Shares trade and has not sought any meaningful alternatives to its failed strategies.

         To Laxey's knowledge, there are no other matters scheduled to be voted upon at the Annual Meeting. In the event other proposals are brought before the Annual Meeting of which Laxey is not made aware within a reasonable amount of time prior to the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion.

                                   IMPORTANT!

         YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. LAXEY URGES YOU TO SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD TODAY TO VOTE TO WITHHOLD AUTHORITY FOR THE ELECTION OF EACH OF THE TRUST'S NOMINEES, FOR THE PROPOSAL TO CONVERT THE TRUST FROM A CLOSED-END INVESTMENT COMPANY TO AN OPEN-END INVESTMENT COMPANY AND FOR LAXEY'S PROPOSAL TO TERMINATE THE INVESTMENT ADVISORY CONTRACT.

         IF YOUR SHARES ARE REGISTERED IN YOUR OWN NAME, PLEASE SIGN AND DATE THE ENCLOSED GOLD PROXY CARD AND RETURN IT TO LAXEY IN THE ENCLOSED ENVELOPE TODAY. IF ANY OF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY IT CAN VOTE SUCH SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, PLEASE SIGN, DATE AND RETURN YOUR GOLD PROXY CARD IN THE ENVELOPE PROVIDED AND CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE ON YOUR BEHALF THE GOLD PROXY CARD.

         If you have any questions regarding your proxy, or need assistance in voting your Shares, please call:

                               Morrow & Co., Inc.
                                 445 Park Avenue
                            New York, New York 10022

                          Call toll free: 800-607-0088
                 Bankers and Brokers Call Collect (212) 754-8000

                                   PROPOSAL 1
                              ELECTION OF TRUSTEES

         As indicated in the Trust's proxy statement, the Board has been divided into three classes. At the Annual Meeting, the Shareholders will be asked to elect three trustees of the Trust to hold office until the 2006 Annual Meeting of Shareholders (or thereafter until their respective successors are elected and qualified). The Board has nominated Messrs. Alex Hammond-Chambers, Edward B. Collins and Cheng-Cheng Tung for reelection as trustees of the Trust (the "Nominees"). Laxey is urging all Shareholders TO WITHHOLD AUTHORITY for reelection of each of the Nominees.

         The Trust argues in its proxy statement that, while the Adviser has not been able to eliminate the Shares' tendency to trade at a discount to NAV, the Adviser has "had a favorable effect on Shareholder relations by keeping major Shareholders informed concerning the Trust's investment strategies and policies." Laxey is one of the largest beneficial owners of Shares, and, although Laxey can only speak for itself, Laxey strongly disagrees that the Adviser has had a favorable effect on Shareholder relations. Neither the Board nor the Adviser has initiated any discussions or other dialogue with Laxey as a major Shareholder seeking any input whatsoever on the Trust's investment strategies or policies. If the Adviser had communicated directly with Laxey as a major Shareholder and sought Laxey's input, Laxey would have urged the Adviser and the Board to seek to offer concrete proposals, such as an interval fund structure, to maximize Shareholder value and liquidity.

         The Trust states in its proxy statement that the Board has considered alternative proposals, such as share repurchase programs, and that they are unlikely to significantly affect the discount to NAV at which the Shares trade. We strongly disagree. Depending upon certain factors, including the amount and the frequency of shares being repurchased, Laxey believes that the interval structure has the effect of significantly and permanently reducing the discount to NAV. Taking into account the Trust's proposed redemption fee of 0.5%, that would allow for an interval fund to make repurchases at up to 99.5% of NAV. However, an interval structure does have the potential to make the fund smaller and thus reduce investment advisory fees, which apparently is not palatable to the Board and the Adviser. Laxey believes that the Board is not sufficiently focused on maximizing Shareholder value and liquidity and furthermore is protecting the Advisor from having its performance judged by the Shareholders.

         Laxey believes that, by withholding their votes for reelection of each of the Nominees, Shareholders will send the Board a strong message that its actions to date have been ineffectual at best in maximizing Shareholder value, and that its continuation in office should be evaluated in light of its failure to offer Shareholders any way to maximize Shareholder value.

         The Trust's proxy statement contains information regarding: (a) ownership of Shares by trustees and executive officers of the Trust and by other persons who own more than 5% of the outstanding Shares, (b) meetings of the Board and certain committees thereof, (c) background of the trustees of the Trust (including the Nominees) and executive officers, (d) compensation paid and payable to the trustees and executive officers of the Trust, and (e) committees of the Board and their responsibilities. We urge you to review the Trust's proxy materials concerning these matters.

         Because reelection of each of the Nominees will require the vote of a plurality of the votes cast by the holders of Shares present in person or represented by proxy at a meeting with a quorum present, it is unlikely that Shareholders withholding their votes will result in the defeat of the candidacy of any Nominee (unless other candidates are proposed for election at the Annual Meeting). One-third of the Trust's outstanding Shares, present in person or represented by proxy at the Annual Meeting, will constitute a quorum for the transaction of business at the Annual Meeting.

         Laxey recommends a vote TO WITHHOLD AUTHORITY for the reelection of the Nominees to the Board.

                                   PROPOSAL 2
          CONVERSION OF THE TRUST FROM A CLOSED-END INVESTMENT COMPANY
                        TO AN OPEN-END INVESTMENT COMPANY

         As indicated in the Trust's proxy statement, the Trust's Amended and Restated Declaration of Trust and By-Laws provide that the Board is required to submit to the Shareholders a binding resolution to convert the Trust into an open-end investment company if the Shares trade on the New York Stock Exchange at an average discount from NAV of more than 10% during any twelve-week period beginning after the most recent such vote (the Shareholders have voted on such a resolution seven times, in 1995 and in each of the years from 1997 through
2002). According to the Trust's proxy statement, during each of the twelve-week periods beginning June 23, 2002 and ended May 16, 2003, the Shares traded at an average discount of greater than 10%. Such average discount ranged from 17.74% for the twelve weeks ended October 18, 2002 to 10.48% for the twelve weeks ended May 16, 2003. Accordingly, the Shareholders will now be given the eighth opportunity to vote on a resolution to convert the Trust from a closed-end investment company to an open-end investment company. The Trust has implored the Shareholders to vote against all eight resolutions, including the current resolution.

         Laxey is in favor of the resolution to convert the Trust from a closed-end investment company to an open-end investment company for the following reasons:

         o The open-ending of the Trust is consistent with Laxey's objective for Shareholders to be able to realize a minimum of at least 98% of NAV for their Shares, especially in the absence of any other concrete proposals from the Trust which would accomplish the same objective.

         o The open-ending of the Trust will send a clear message to the Board that the Shareholders desire the adoption of a mechanism to provide true Shareholder value and liquidity.

         o The open-ending of the Trust is an effective means of eliminating the discount to NAV at which the Shares have traded over the last seven years.

         Information regarding the resolution to convert the Trust from a closed-end investment company to an open-end investment company is set forth in the Trust's proxy statement. We note that this information is voluminous, accounting for approximately ten pages of the Trust's proxy statement. We urge you to review the Trust's proxy materials carefully on this matter. For all of the Trust's arguments against open-ending the Trust, the bottom line is that neither the Board nor the Adviser is willing to advocate any meaningful actions to reduce the significant discount to NAV at which the Shares have traded for many years, and the Board is instead spending its time and energy protecting the status quo.

         The affirmative vote of a majority of the outstanding Shares is required for the adoption of the resolution to convert the Trust from a closed-end investment company to an open-end investment company.

         Laxey recommends a vote FOR the proposal to convert the Trust from a closed-end investment company to an open-end investment company.

                                   PROPOSAL 3
                 TERMINATION OF THE INVESTMENT ADVISORY CONTRACT

         Laxey believes that the best ways to reduce the discount from NAV are either to convert the Trust to an open-end investment company or replace the Adviser with a new investment adviser who will be dedicated to maximizing Shareholder value for all Shareholders. Laxey believes that the Adviser is an impediment to Shareholders maximizing the value of their investment in the Trust. The Adviser has not taken adequate steps or offered any concrete proposals to reduce the discount to NAV and has appeared willing to allow its own self-interest to prevail over the interest of the Shareholders. The Adviser's compensation is based on the NAV of the Trust's assets held in Taiwan and its compensation is not reduced as a result of the discount to NAV at which the Shares trade.

PROPOSAL AND SUPPORTING STATEMENT

         As previously provided to the Trust, Laxey intends to present the following proposal and supporting statement for consideration at the Annual
Meeting:

           RESOLVED: The Investment Advisory Contract among the Trust, the Adviser and the Central Trust of China shall be terminated in accordance with its terms, effective within 60 days after the 2003 Annual Meeting.

           As a significant Shareholder, Laxey has a vested interest in the Trust's performance and management decisions relating to Shareholder value. The average discount to NAV over the last five years has been as follows: 1997--17%; 1998--18%; 1999--14%; 2000 -- 19%; 2001 --
           14.5%; and 2002 to date - 15%. Laxey believes that the past efforts of the investment adviser have been insufficient in narrowing the discount to NAV. In 1991 the Board authorized a periodic share repurchase program under Rule 10b-18 under the Securities Exchange Act of 1934, as amended, pursuant to which purchases of Shares may be made by the Trust when the Shares trade at a discount to their NAV. However, according to the Trust's recent public filings, the Board has no plan or intention of causing the Trust to make any further purchases. Laxey notes that the Trust's organizational documents provide that, if the Shares trade on the New York Stock Exchange at an average discount from their NAV of more than 10% during any twelve-week period, the Board is required to submit to the Shareholders at their next annual meeting a binding resolution to convert the Trust into an open-end investment company. The affirmative vote of a majority of the outstanding Shares is required for the adoption of such a resolution. Since June 1, 1992 the Shareholders have voted on such a resolution seven times, in 1995 and each of the years from 1997 through 2002. Each time, the resolution did not pass because it did not obtain sufficient Shareholder votes. In addition, the Board may decide at any time to present to the Shareholders the question of whether the Trust should be converted to an open-end investment company; however, such a voluntary submission would require the approval of two-thirds of the outstanding Shares for its adoption. While Laxey agrees that allowing the Shareholders to vote to open-end the fund in the case of a persistent discount of 10% or more for a 12-week period could theoretically help in narrowing the discount to NAV, Laxey does not believe that it has been effective in doing so since the requisite vote for Shareholder approval is set too high to be meaningful and historically has not been reached.

           The Shareholders need an investment adviser that will act in a manner which would expediently and effectively allow the Shareholders to maximize their investment. The persistent discount to NAV suffered by the Shareholders and ineffective methods of narrowing such discount provides strong evidence that the Adviser has not acted in such a manner. Thus, Laxey seeks to terminate the current Investment Advisory Contract with the Adviser.

BACKGROUND AND RECENT EVENTS

         Laxey has been a holder of the Shares since June 2002 and believes it is currently the second largest beneficial owner of Shares. As of the date of this proxy statement, Laxey beneficially owns 12.3% of the outstanding Shares.

         Laxey believes that the Adviser has failed to reduce the persistent discount to NAV at which the Shares have traded and has not put forth any meaningful proposals to maximize Shareholder value. According to the Trust's proxy statement, the annual discount to NAV since 1996 is as follows: 1997 - 17%, 1998 - 18%, 1999 - 14%, 2000 - 19%, 2001 - 14.5%, 2002 - 15% and 2003
(through May 16 - 11%). Although the discount has recently narrowed, this did not occur until Laxey's intention to submit a proposal was made public. In the event that Laxey's proposal is not adopted, Shareholders should be aware that it is possible that the discounts to NAV will return to their historical double-digit levels shortly after the Annual Meeting. Laxey believes the Board should have provided the Shareholders the opportunity to reevaluate the Adviser's disappointing performance by submitting the Investment Advisory Contract to the Shareholders for their approval, something which has not been done since 1996. In light of the Trust's apparent disregard for Shareholders' concerns regarding the persistent discount to NAV, the Adviser's ineffectiveness at maximizing Shareholder value and the Trust's unwillingness to seek Shareholders' approval of the Investment Advisory Contract since 1996, Laxey Partners Limited determined that the Shareholders should be afforded the opportunity to vote to terminate the Investment Advisory Contract. On January 2, 2003, Laxey Partners Limited, on behalf of itself and five of its managed companies, submitted a proposal to the Trust to terminate the Investment Advisory Contract within 60 days following the date of the Annual Meeting. Laxey's proposal was submitted in accordance with the deadline set forth in the Trust's 2002 proxy statement for the submission of proposals for the Annual Meeting.

         On January 10, 2003, Laxey received a letter from the Trust stating that Laxey's proposal appeared not to comply with Rule 14a-8 and offering Laxey the opportunity to demonstrate that its proposal in fact complied with Rule 14a-8. On January 13, 2003, Laxey filed an amendment on Schedule 13D setting forth its proposal and describing the January 10, 2003 letter from the Trust.

         By letter to the Trust dated January 23, 2003, Laxey noted that its proposal was neither designed nor intended to comply with the provisions of Rule 14a-8. Laxey noted that the procedures for making Shareholder proposals outlined in the Trust's 2002 proxy statement did not limit Shareholder proposals to those made in accordance with Rule 14a-8 and that its proposal fully complied with the requirements set forth in the Trust's 2002 proxy statement. Laxey urged the Trust to allow its proposal to be submitted to the Shareholders in order to allow the Shareholders the opportunity to decide for themselves whether the Investment Advisory Contract should be terminated in light of the Trust's performance. Nevertheless, the Trust continued to assert that it intended to exclude Laxey's proposal and advised the U.S. Securities and Exchange Commission (the "Commission") of its intention to do so. In a series of letters to the Commission, the Trust sought to justify its decision to exclude Laxey's proposal.

         Laxey believes it also is important that Shareholders become aware that the Board adopted an amendment to the Trust's By-Laws on December 10, 2002, which was filed with the Commission on December 18, 2002 although no press release was issued announcing the adoption of the amendment. The amendment was adopted more than seven months after the date of the Proxy Statement and was filed just two weeks before the deadline for submitting Shareholder proposals. Laxey believes the amendment was an attempt to restrict Shareholder proposals to those made in accordance with Rule 14a-8, unless approved by the trustees of the Trust. Accordingly, Laxey believes the amendment sought to vest in the trustees of the Trust the discretion to preclude Laxey's proposal from being considered at the Annual Meeting, contrary to the information contained in the Trust's 2002 proxy statement.

         On January 15, 2003, the Trust issued a press release in which it stated that its last-minute By-Law amendment was not contrary to the information set forth in the Trust's 2002 proxy statement and that the amendment had no impact on Laxey's proposal. The Trust maintains that the amendment merely clarified the procedures for Shareholder proposals incorporated in the Trust's organizational documents.

         From the moment it was first submitted by Laxey, the Trust vigorously has sought to deny the Shareholders the opportunity to vote on Laxey's proposal. The Trust announced that Laxey's proposal would not be considered at the Annual Meeting and then attempted to persuade the Commission that it was entitled to exclude the proposal. Laxey views the December 2002 amendment to the Trust's By-laws as a further attempt by the Board to quell dissent. Despite all of its efforts, the Trust was unable to persuade the Commission to permit the exclusion of Laxey's proposal. Laxey intends to properly present its proposal at the Annual Meeting.

         Laxey believes that the Shareholders will recognize that the Board has been attempting to block a legitimate proposal designed to increase Shareholder value for all holders of the Trust. How long must the Shareholders suffer discounts to NAV in excess of 10% per year?

EFFECT OF TERMINATION

         If a majority of the outstanding voting securities vote to terminate the Investment Advisory Contract, the Investment Advisory Contract provides that, in such an event, the Advisor will, within three months after the effective date of the termination, liquidate the assets held in The Taiwan R.O.C. Fund at reasonable prices, satisfy its liabilities and distribute the available balance, if any, to the Trust. Under the Investment Advisory Act of 1940, as amended (the "1940 Act"), in the event that the Investment Advisory Contract, which was approved by a majority of the Trust's outstanding voting securities, is terminated and no successor is immediately selected, the Board may select an interim investment advisor for a period not to exceed 150 days following the date on which the Investment Advisory Contract was terminated. A new investment advisory agreement would require votes of the Board and the Shareholders of the Trust.

         By terminating the Investment Advisory Contract, the Shareholders will force the Board to hire a new investment advisor who Laxey hopes will be more committed to reducing the discount to NAV at which the Shares trade and to providing Shareholders with regular opportunities to obtain liquidity for their Shares.

INFORMATION REGARDING INVESTMENT ADVISORY CONTRACT

         Because this proposal relates to the termination of the Investment Advisory Contract, included in Schedule III to this proxy statement is information that Shareholders may wish to consider concerning the Investment Advisory Contract. As Laxey has no independent knowledge regarding this information, and since the Investment Advisory Contract has not been presented to the Shareholders for approval since 1996, the presentation of the information included in Schedule III is based entirely on disclosures contained in the Trust's public filings.

REQUIRED VOTE

          As provided by the 1940 Act, approval of Laxey's proposal to terminate the Investment Advisory Contract will require the affirmative vote of a "majority of the outstanding voting securities" of the Trust, which means the affirmative vote of the lesser of (a) 67% or more of the Shares entitled to vote thereon present or represented by proxy at the Annual Meeting, if the holders of more than 50% of the outstanding Shares entitled to vote thereon are present or represented by proxy, or (b) more than 50% of the total outstanding Shares entitled to vote thereon. For this purpose, abstentions and broker non-votes will be counted as Shares present at the Annual Meeting for quorum purposes but not voting and will have the same effect as votes cast against the Trust's proposal.

         Laxey recommends that you vote FOR the termination of the Investment Advisory Contract.

                             LAXEY'S RECOMMENDATIONS

         Laxey is soliciting proxies to vote TO WITHHOLD AUTHORITY for the election of each of the Nominees, FOR the proposal to convert the Trust from a closed-end investment company to an open-end investment company and FOR Laxey's proposal to terminate the

Investment Advisory Contract, at the Annual Meeting. Laxey is not aware of any other proposals to be brought before the Annual Meeting. However, should other proposals be brought before the Annual Meeting of which Laxey is not made aware within a reasonable time prior to the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion.

         YOU ARE URGED TO VOTE TO WITHHOLD AUTHORITY FOR THE ELECTION OF EACH OF THE TRUST'S NOMINEES, FOR THE PROPOSAL TO CONVERT THE TRUST FROM A CLOSED-END INVESTMENT COMPANY TO AN OPEN-END INVESTMENT COMPANY AND FOR LAXEY'S PROPOSAL TO TERMINATE THE INVESTMENT ADVISORY CONTRACT ON THE ENCLOSED GOLD PROXY CARD.

                           VOTING AND PROXY PROCEDURES

         Only Shareholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Based on publicly available information, Laxey believes that the only outstanding class of securities of the Trust entitled to vote at the Annual Meeting is the Shares. Each Share is entitled to one vote on each matter as may properly be brought before the Annual Meeting. According to the Trust's proxy statement, there are 32,698,976 Shares issued and outstanding as of the Record Date.

         Shares represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted TO WITHHOLD AUTHORITY for the election of each of the Nominees, FOR the proposal to convert the Trust from a closed-end investment company to an open-end investment company and FOR Laxey's proposal to terminate the Investment Advisory Contract and, in the discretion of the persons named as proxies, on all other matters as may properly come before the Annual Meeting of which Laxey is not made aware within a reasonable amount of time prior to the Annual Meeting.

         Shareholders may revoke their proxies at any time prior to its exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy that is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Laxey, in care of Morrow & Co., Inc., at the address set forth on the back cover of this proxy statement or to the Trust c/o Citigate Financial Intelligence at 62 West 45th Street, 4th Floor, New York, New York 10036 or any other address provided by the Trust. Although a revocation is effective if delivered to the Trust, Laxey requests that either the original or photostatic copies of all revocations be mailed to Laxey, in care of Morrow & Co., Inc., at the address set forth on the back cover of this proxy statement so that Laxey will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding Shares.

         LAXEY RECOMMENDS THAT YOU VOTE TO WITHHOLD AUTHORITY FOR THE ELECTION OF EACH OF THE TRUST'S NOMINEES, FOR THE PROPOSAL TO CONVERT THE TRUST FROM A CLOSED-END INVESTMENT COMPANY TO AN OPEN-END INVESTMENT COMPANY AND FOR LAXEY'S PROPOSAL TO

TERMINATE THE INVESTMENT ADVISORY CONTRACT. IF YOU WISH TO VOTE, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. A GOLD PROXY CARD THAT IS RETURNED TO LAXEY WILL BE VOTED AS THE SHAREHOLDER INDICATES THEREON. IF A GOLD PROXY CARD IS RETURNED WITHOUT A VOTE INDICATED THEREON, IT WILL BE VOTED TO WITHHOLD AUTHORITY FOR THE ELECTION OF EACH OF THE TRUST'S NOMINEES, FOR THE PROPOSAL TO CONVERT THE TRUST FROM A CLOSED-END INVESTMENT COMPANY TO AN OPEN-END INVESTMENT COMPANY AND FOR LAXEY'S PROPOSAL TO TERMINATE THE INVESTMENT ADVISORY CONTRACT.


                             SOLICITATION OF PROXIES

         Laxey is making the solicitation of proxies pursuant to this proxy statement. Proxies may be solicited by mail, facsimile, telephone, telegraph, in person and by advertisements. Certain directors, officers and employees of Laxey, none of whom will receive additional compensation for such solicitation, may make solicitations.

         Laxey has retained Morrow & Co., Inc. for solicitation and advisory services in connection with this solicitation, for which Morrow & Co., Inc. will receive a fee not to exceed $__,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Morrow & Co., Inc. will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Laxey has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record. Laxey will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Morrow & Co., Inc. will employ approximately [_____] persons to solicit Shareholders for the Annual Meeting.

         Laxey does not currently intend to seek reimbursement of the costs of this solicitation from the Trust but may decide to do so in the future. Costs of this solicitation of proxies are currently estimated to be approximately $____,000. Laxey estimates that, through the date hereof, its expenses in connection with this solicitation are approximately $___,000.


                                OTHER INFORMATION

         According to the Trust's proxy statement, if a Shareholder intends to present a proposal at the 2004 Annual Meeting of Shareholders of the Trust, the proposal must be received by the Trust at c/o Citigate Financial Intelligence, 62 West 45th Street, 4th Floor, New York, New York 10036 not later than January 24, 2004. Any nomination by a Shareholder of a person to stand for election as a trustee at the 2004 Annual Meeting of Shareholders must be received by the Trust at c/o Secretary, The R.O.C. Taiwan Fund, 17th Floor, 167 Fu Hsing North Road, Taipei, Taiwan, Republic of China not later than February 23, 2004.

                       CERTAIN INFORMATION ABOUT THE TRUST

         The R.O.C. Taiwan Fund, is a Massachusetts business trust with its principal executive office located at 167 Fu Hsing North Road, 17th Floor, Taipei, Taiwan Republic of China. The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith is required to file reports, proxy statements and other information with the Commission. Reports, registration statements, proxy statements and other information filed by the Trust with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at Judiciary Plaza, 450 Fifth Street, N.W. Room 1024, Washington, DC 20549. Documents filed electronically by the Trust are also available at the Commission's Web site (http://www.sec.gov).

         In addition to the information contained in the Trust's proxy statement as discussed under the caption "Election of Trustees" and "Conversion of the Trust From a Closed-End Investment Company to an Open-End Investment Company", the Trust's proxy statement contains information regarding:

o    number of Shares outstanding as of the record date;

o    establishment of a quorum;

o    vote required for approval of proposals;

o    treatment of abstentions and "broker non-votes;"

o    admission requirements for the Annual Meeting;

o identity of the Trust's investment advisers, managers, distributors and/or administrators;

o    revocability of proxies; and

o requirements regarding the submission of Shareholder proposals to be considered at the 2004 Annual Meeting of Shareholders.

         Laxey assumes no responsibility for the accuracy or completeness of any such information.

                    OTHER MATTERS AND ADDITIONAL INFORMATION

         Laxey is unaware of any other matters to be considered at the Annual Meeting. Should other proposals be brought before the Annual Meeting of which Laxey is not made aware within a reasonable amount of time prior to the Annual Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.

May ___, 2003                      LAXEY PARTNERS LIMITED
                                   (on behalf of itself and as attorney-in-fact for the participants in this solicitation)

                                   By:
                                       -----------------------------------------
                                                 Andrew Pegge, Director

                                   SCHEDULE I
                         INFORMATION ABOUT PARTICIPANTS

         Laxey Partners Limited is soliciting proxies on behalf of itself and five of its managed companies, Catalyst, LIL, LPV, LUV and LILP. By virtue of their ownership of Laxey Partners Limited, Colin Kingsnorth and Andrew Pegge may be deemed to be participants in this solicitation.

Catalyst:

         Catalyst is a private investment company formed in May 2000 and created to allow investors to take advantage of investment opportunities in closed-end funds and similar investment entities. The address of Catalyst's principal business and principal office is P.O. Box 309, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies. As of the date mailing of this proxy statement, Catalyst is the beneficial owner of 974,850 Shares.

LIL:

         LIL is a private investment company formed in March 1999 and created to allow investors to take advantage of investment opportunities in closed-end funds and similar investment entities. The address of LIL's principal business and principal office is Akara Building, 24 De Castro Street, Wickams Cay I, Road Town, Tortola, British Virgin Islands. As of the date of mailing of this proxy statement, LIL is the beneficial owner of 10,000 Shares.

LPV:

         LPV is an investment international business company formed in October 2001 in the British Virgin Islands for institutional investors. LPV is managed by Laxey Partners Limited. The address of LPV's principal business and principal office is First Floor, Samuel Harris House, 5-11 St. George's St., Douglas, Isle of Man. As of the date of mailing of this proxy statement, LPV is the beneficial owner of 974,000 Shares.

LUV:

         LUV is a Delaware limited partnership organized on February 28, 2002 to provide the partners with an absolute return through capital appreciation with an emphasis on structural arbitrage. The general partner of LUV is Laxey Partners GP(2) Limited, a company established in the British Virgin Islands in February 2002 and a wholly-owned subsidiary of Laxey Partners Limited, the investment manager of LUV. The address of LUV's principal business and principal office is c/o BoE International Fund Services Limited, Samuel Harris House, St. George's Street, Douglas, Isle of Man IM99 1EZ, British Isles. As of the date of mailing of this proxy statement, LUV is the beneficial owner of 700,000 Shares.

LILP:

LILP is a Delaware limited partnership organized on November 15, 2001 to allow investors to take advantage of investment opportunities in closed-end funds and similar investment entities. The general partner of LILP is Laxey Partners (GP) Limited, a company established in the British Virgin Islands in February 2002 and a wholly-owned subsidiary of Laxey, the investment manager of LILP. The address of LILP's principal business and principal office is c/o BoE International Fund Services Limited, Samuel Harris House, St. George's Street, Douglas, Isle of Man IM99 1EZ, British Isles. As of the date of mailing of this proxy statement, LILP is the beneficial owner of 376,160 Shares.

Laxey Partners Limited:

         Laxey Partners Limited is a global active value fund manager formed in November 1998 and specializing in arbitrage-led investment. Laxey Partners Limited is the investment manager for Catalyst, LIL, LPV, LUV and LILP, subject to the overall control of the directors of such entities. The address of Laxey Partners Limited's principal business and principal office is Stanley House, 7-9 Market Hill, Douglas, Isle of Man IM1 2BF. Their telephone number is 01624-690-900. As of the date of mailing of this proxy statement, Laxey Partners Limited, through its management of Catalyst, LIL, LPV, LUV and LILP and through such unaffiliated third party discretionary accounts, is the beneficial owner of 4,010,000 Shares (representing Catalyst's 974,850 Shares, LIL's 10,000 Shares, LPV's 974,000 Shares, LUV's 700,000 Shares, LILP's 376,160 Shares, 974,000
Shares held in an unaffiliated third party discretionary account managed by Laxey Partners Limited and 1,000 Shares held directly by Laxey Partners Limited).

Colin Kingsnorth, a British citizen ("Kingsnorth"); and Andrew Pegge, a British citizen ("Pegge"):

         Each of Messrs. Kingsnorth and Pegge own one half of the outstanding equity of Laxey Partners Limited. Kingsnorth's principal occupation is that of portfolio manager and director of Laxey Partners Limited. His business address is 28 Chelsea Wharf, Lots Road, London, SW10 0QJ, United Kingdom. Pegge's principal occupation is also that of portfolio manager and director of Laxey Partners Limited and his business address is Stanley House, 7-9 Market Hill, Douglas, Isle of Man, IM1 2BF, United Kingdom. Their telephone numbers are +44-0207-349-5566 and +44-0162-469-0900, respectively. As of the date of mailing of this proxy statement, each of Messrs. Kingsnorth and Pegge is the beneficial owner of 4,010,000 Shares.

         Attached hereto is Schedule II which sets forth information concerning purchases and sales of Shares by the participants in this solicitation during the last two years.

         Neither the soliciting participants nor any associate of the soliciting participants have any arrangement or understanding with any person with respect to any future employment by the Trust or its affiliates or with respect to any future transactions to which the Trust or any of its affiliates will or may be a party.

         None of the participants in this solicitation is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Trust, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

                                   SCHEDULE II
                   TRANSACTIONS IN THE SECURITIES OF THE TRUST

         Except as disclosed in this proxy statement, none of the participants in this solicitation has, or had, any interest, direct or indirect, by security holdings or otherwise, in the Trust. The following table sets forth certain information with respect to purchases and sales of Shares by the participants in this solicitation within the past two years. Shares beneficially owned by Laxey Partners Limited include Shares purchased through an unaffiliated third party discretionary account managed by Laxey Partners Limited (the "Laxey Account").

         The following open market purchases and sales of Shares have been made by Catalyst*:

     -------------------------------- -------------------------------------------- ----------------------------------
            DATE OF PURCHASE                  NUMBER OF SHARES PURCHASED                   PRICE PAID/SHARE
     -------------------------------- -------------------------------------------- ----------------------------------
                08/30/02                               4,000,000                                 $3.78
     -------------------------------- -------------------------------------------- ----------------------------------


     -------------------------------- -------------------------------------------- ----------------------------------
              DATE OF SALE                       NUMBER OF SHARES SOLD                      PRICE PER SHARE
     -------------------------------- -------------------------------------------- ----------------------------------
                09/10/02                              (3,024,160)                                $3.68
     -------------------------------- -------------------------------------------- ----------------------------------


*In September 2002, 3,024,160 Shares held by Catalyst were sold to various Laxey entities. In October 2002, 1,000 Shares held by Catalyst were sold to Laxey and registered in the record name of Laxey.

         The following open market purchases and sales of Shares have been made by LIL:

     -------------------------------- -------------------------------------------- ----------------------------------
            DATE OF PURCHASE                  NUMBER OF SHARES PURCHASED                   PRICE PAID/SHARE
     -------------------------------- -------------------------------------------- ----------------------------------
                06/18/02                                10,000                                   $4.40
     -------------------------------- -------------------------------------------- ----------------------------------


         The following open market purchases of Shares have been made by LPV:

     -------------------------------- -------------------------------------------- ----------------------------------
            DATE OF PURCHASE                  NUMBER OF SHARES PURCHASED                   PRICE PAID/SHARE
     -------------------------------- -------------------------------------------- ----------------------------------
                09/10/02                                974,000                                  $3.68
     -------------------------------- -------------------------------------------- ----------------------------------


         The following open market purchases of Shares have been made by LUV:

     -------------------------------- -------------------------------------------- ----------------------------------
            DATE OF PURCHASE                  NUMBER OF SHARES PURCHASED                   PRICE PAID/SHARE
     -------------------------------- -------------------------------------------- ----------------------------------
                09/10/02                                700,000                                  $3.68
     -------------------------------- -------------------------------------------- ----------------------------------

         The following open market purchase of Shares has been made by LILP:

     -------------------------------- -------------------------------------------- ----------------------------------
            DATE OF PURCHASE                  NUMBER OF SHARES PURCHASED                   PRICE PAID/SHARE
     -------------------------------- -------------------------------------------- ----------------------------------
                09/10/02                                376,160                                  $3.68
     -------------------------------- -------------------------------------------- ----------------------------------


         The following open market purchases of Shares have been made on behalf of the Accounts:

     -------------------------------- -------------------------------------------- ----------------------------------
            DATE OF PURCHASE                 NUMBER OF SHARES PURCHASED                    PRICE PAID/SHARE
     -------------------------------- -------------------------------------------- ----------------------------------
                09/10/02                               974,000                                   $3.68
     -------------------------------- -------------------------------------------- ----------------------------------


         No separate transactions were undertaken by Kingsnorth or Pegge during the above time period.

         As of the date of mailing of this proxy statement, the beneficial ownership, direct and indirect, of the participants in this solicitation are as follows: Catalyst, together with Laxey, Kingsnorth and Pegge, are the beneficial owners of 974,840 Shares, which represent approximately 2.98% of the issued and outstanding Shares. LIL, together with Laxey, Kingsnorth and Pegge, are the beneficial owners of 10,000 Shares, which represents approximately 0.03% of the issued and outstanding Shares. LPV, together with Laxey, Kingsnorth and Pegge, are the beneficial owners of 974,000 Shares, which represents approximately 2.97% of the issued and outstanding Shares. LUV, together with Laxey, Kingsnorth and Pegge are the beneficial owners of 700,000 Shares which represents approximately 2.14% of the issued and outstanding Shares. LILP, together with Laxey, Kingsnorth and Pegge are the beneficial owners of 376,160 Shares, which represents approximately 1.15% of the issued and outstanding Shares. Laxey, Kingsnorth and Pegge are the beneficial owners, through Laxey's discretionary authority over the Accounts, of the 974,000 Shares held in the Accounts, which represents approximately 2.97% of the issued and outstanding Shares. The Accounts are terminable at any time by the respective third parties, for which the Accounts are held, upon providing written notice to Laxey. As of the date hereof, Laxey together with Kingsnorth and Pegge are the beneficial owners of 1,000 Shares, which represents less than 1% of the issued and outstanding Shares. Accordingly, Laxey, Kingsnorth and Pegge are, as of the date hereof, beneficial owners of an aggregate of 4,010,000 Shares, constituting approximately 12.3% of the Shares outstanding.

                                  SCHEDULE III
           INFORMATION CONCERNING THE TRUST'S INVESTMENT ADVISER, THE
             INVESTMENT ADVISORY CONTRACT AND CERTAIN OTHER MATTERS

         The following information relating to the Adviser, Central Trust of China ("CTC"), the Investment Advisory Contract and certain other matters is included here because it may be required by the rules of the Commission in a proxy statement that contains proposals relating to the continuation or termination of the Investment Advisory Contract. This information is based entirely upon the disclosure in the Reports, registration statements, proxy statements and other information filed by the Trust with the Commission and Laxey has no independent knowledge concerning its accuracy.

         The Adviser has its principal office at 17th Floor, 167 Fu Hsing North Road, Taipei, Taiwan, Republic of China. Pursuant to the Investment Advisory Contract, the Adviser is responsible, among other things, for investing and managing the assets of the Trust and administering the Trust's affairs. Through December 31, 2002, the Trust paid the Adviser a fee in New Taiwan Dollars ("NT$"), which is accrued daily and paid monthly in arrears, at the annual rate of 1.35% of the NAV with respect to Trust assets held in Taiwan under the Investment Advisory Contract up to NT$6 billion, 1.15% of such NAV in excess of NT$6 billion up to NT$8 billion, 0.95% of such NAV in excess of NT$8 billion up to NT$10 billion, and 0.75% of such NAV in excess of NT$10 billion.

         CTC has its principal office at 49 Wuchang Street, Sec. 1, Taipei, Taiwan, Republic of China. Pursuant to the Investment Advisory Contract, CTC serves as custodian of the assets of the Trust held in the Republic of China. CTC owns 7.74% of the outstanding capital stock of the Adviser. Through December 31, 2002, the Trust paid CTC a monthly fee in NT$ at the annual rate of 0.15% of the NAV with respect to Trust assets held in Taiwan under the Investment Advisory Contract up to NT$6 billion, 0.13% of such NAV in excess of NT$6 billion up to NT$8 billion, 0.11% of such NAV in excess of NT$8 billion up to NT$10 billion, and 0.09% of such NAV in excess of NT$10 billion, subject to a minimum annual fee of NT$2.4 million.

         The Investment Advisory Contract was last approved by the Shareholders in 1996.

                                   IMPORTANT!

         Your vote is important. No matter how many Shares you own, please give Laxey your proxy to vote TO WITHHOLD AUTHORITY for the election of each of the Nominees, FOR the proposal to convert the Trust from a closed-end investment company to an open-end investment company and FOR Laxey's proposal to terminate the Investment Advisory Contract, by taking three steps:

         1. signing the enclosed GOLD proxy card,

         2. dating the enclosed GOLD proxy card, and

         3. mailing the enclosed GOLD PROXY CARD TODAY in the envelope provided (no postage is required if mailed in the United States).

         If any of your Shares are held in the name of a brokerage firm, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions. Accordingly, please sign, date and return your GOLD proxy in the envelope and contact the person responsible for your account and instruct that person to execute the GOLD proxy card representing your Shares. Laxey urges you to confirm in writing your instructions to Laxey at the address provided below so that Laxey will be aware of all instructions given and can attempt to ensure that such instructions are followed.

         PLEASE DO NOT RETURN ANY PROXY CARD SUPPLIED TO YOU BY THE TRUST, AS IT MAY REVOKE YOUR PREVIOUS PROXY. REMEMBER, ONLY YOUR LATEST-DATED PROXY COUNTS.

         If you have any questions or require any additional information concerning this proxy statement, please contact Laxey's proxy solicitor, Morrow & Co., Inc., at the address set forth below.

                               Morrow & Co., Inc.
                                 445 Park Avenue
                            New York, New York 10022

                          Call toll free: 800-607-0088
                 Bankers and Brokers Call Collect (212) 754-8000

                             THE R.O.C. TAIWAN FUND
                       2003 ANNUAL MEETING OF SHAREHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF LAXEY PARTNERS LIMITED
                   AND NOT ON BEHALF OF THE BOARD OF TRUSTEES
                     OR MANAGEMENT OF THE R.O.C. TAIWAN FUND

         The undersigned appoints Jeffry S. Hoffman and Adam M. Fox, each of them, attorneys and agents with full power of substitution to vote, as designated below, all Shares of Common Stock of The R.O.C. Taiwan Fund (the "Trust") which the undersigned would be entitled to vote if personally present at the 2003 Annual Meeting of Shareholders of the Trust, and including at any adjournments or postponements thereof and at any special meeting called in lieu thereof.

         The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the Shares of Common Stock of the Trust held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.




                (Continued and to be signed on the reverse side)

        LAXEY RECOMMENDS THAT YOU VOTE TO WITHHOLD AUTHORITY IN RESPECT PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

1.   Proposal to elect trustees:

     (01) Alex Hammond-Chambers

     FOR  [_____]                     TO WITHHOLD AUTHORITY  [_____]

     (02) Edward B. Collins

     FOR  [_____]                     TO WITHHOLD AUTHORITY  [_____]

     (03) Mr. Cheng-Cheng Tung

     FOR  [_____]                     TO WITHHOLD AUTHORITY  [_____]

2. To convert the Trust from a closed-end investment company to an open-end investment company and certain related matters.

     FOR  [_____]                AGAINST [_____]               ABSTAIN [_____]

3. To terminate the Investment Advisory Contract among the Trust, International Investment Trust Company Limited and the Central Trust of China, effective within 60 days after the 2003 Annual Meeting.

     FOR  [_____]                AGAINST [_____]               ABSTAIN [_____]

4. In their discretion, the herein named attorneys and proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting, of which such persons are not made aware within a reasonable period of time prior to the Annual Meeting.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. IF YOU SIGN AND RETURN THE ENCLOSED PROXY CARD, AND DO NOT DIRECT HOW THE PROXY IS TO BE VOTED, THE PROXY WILL BE VOTED TO WITHHOLD AUTHORITY IN RESPECT OF PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

DATED: _________________________________

Please Sign Exactly As Name Appears On This Proxy.


---------------------------------------------------------
(signature)

---------------------------------------------------------
(signature, if held jointly)

---------------------------------------------------------
(title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING.



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